UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 8, 2024

CLENE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39834	85-2828339
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6550 South Millrock Drive, Suite G50 Salt Lake City, Utah		84121
(Address of principal executive offices)		(Zip Code)
(801) 676-9695
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CLNN	The Nasdaq Capital Market
Warrants, to acquire one-half of one share of Common Stock for $11.50 per share	CLNNW	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 8, 2024, Clene Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate”) to the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, to effect a 1-for-20 reverse stock split (the “Reverse Stock Split”) of the Company’s issued and outstanding shares of common stock, par value $0.0001 per share (“Common Stock”), effective at 12:01 a.m. Eastern Time on July 11, 2024 (the “Effective Date”). Beginning with the opening of trading on July 11, 2024, the Company’s Common Stock is expected to begin trading on the Nasdaq Capital Market (“Nasdaq”) on a split-adjusted basis under a new CUSIP number 185634201. The CUSIP number for the Company’s publicly traded warrants will not change.

As a result of the Reverse Stock Split, each 20 shares of the Company’s Common Stock issued and outstanding will be automatically combined and converted into 1 validly issued, fully paid and non-assessable share of Common Stock, without any action on the part of the holders. No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders will receive, in lieu of any fractional shares, an amount in cash (without interest) equal to: (i) the number of shares of Common Stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional shares multiplied by (ii) the closing price of the Company’s Common Stock on Nasdaq on the trading day immediately preceding the Effective Date.

The Reverse Stock Split will not reduce the total number of authorized shares of Common Stock or preferred stock, par value $0.0001 per share (“Preferred Stock”), or change the par values of the Company’s Common Stock or Preferred Stock. The Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s ownership percentage of the Company’s shares of Common Stock (except to the extent that the Reverse Stock Split would result in some of the stockholders receiving cash in lieu of fractional shares). All outstanding stock options, warrants, rights to restricted stock awards, convertible debt, and contingent earn-out shares entitling their holders to purchase or receive shares of Common Stock will be adjusted as a result of the Reverse Stock Split, in accordance with the terms of each such security. In addition, the number of shares reserved for issuance pursuant to the Company’s Amended 2020 Stock Plan will also be appropriately adjusted.

The foregoing description of the Certificate does not purport to be complete and is qualified in its entirety by reference to the text of the Certificate, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As a result of the Reverse Stock Split and immediately following the effectiveness of the Reverse Stock Split, the number of issued and outstanding shares of Common Stock will be adjusted from approximately 128.7 million shares to approximately 6.4 million shares.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements for purposes of the federal securities laws. These forward-looking statements include, but are not limited to, statements related to the Reverse Stock Split and the timing thereof. As a result of a number of known and unknown risks and uncertainties, the performance of the Reverse Stock Split may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause performance to differ include those relating to general market conditions as well as other risks detailed from time to time in the Company’s Securities and Exchange Commission filings, including in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024. These forward-looking statements represent the Company’s views only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date.

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Item 7.01 Regulation FD Disclosure.

On July 9, 2024, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
3.1	Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation of Clene Inc.
99.1	Press release, dated July 9, 2024, announcing a 1-for-20 reverse stock split.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLENE INC.

Date: July 9, 2024	By:	/s/ Robert Etherington
Robert Etherington
President and Chief Executive Officer

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